SEPTEMBER 9, 2021 SerpinPC Phase 2a Results

Disclaimer This presentation has been prepared by Centessa Pharmaceuticals plc (the “Company”) for informational purposes only and not for any other purpose. This presentation may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements, including, without limitation, statements regarding the open label extension study of SerpinPC and its design and conduct; plans for continued development of SerpinPC, including our global development plan and registrational path for this candidate; our expectations with respect to the treatment paradigm for hemophilia A and B, our asset-centric business model and the intended advantages and benefits thereof, research and clinical development plans, the scope, progress, results and costs of developing our product candidates or any other future product candidates, strategy, regulatory matters, including the timing and likelihood of success of obtaining approvals to initiate or continue clinical trials or market any products, market size and opportunity and our ability to complete certain milestones. Words such as "believe," "anticipate," "plan," "expect," "intend," "will," "may," "goal," "project," "estimate," "potential" and similar expressions are intended to identify forward loo king statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including, without limitation, business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, risks related to our ability to protect and maintain our intellectual property position; risks inherent in developing products and technologies; future results from our ongoing and planned clinical trials; our ability to obtain adequate financing to fund our planned clinical trials and other expenses; trends in the industry; the legal and regulatory framework for the industry; future expenditures risks related to our asset-centric corporate model; the risk that any one or more of our product candidates will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies; and risks related to the COVID-19 pandemic including the effects of the Delta variant and the other risk factors contained in our filings with the U.S. Securities and Exchange Commission. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory agency. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. 2

SerpinPC Phase 2a Results 3 TODAY’S SPEAKERS GREG WEINHOFF MD MBA Chief Financial Officer SAURABH SAHA MD PhD Chief Executive Officer ANTOINE YVER MD MSc Chief Medical Officer ADDITIONALLY AVAILABLE FOR Q&A TREVOR BAGLIN MedScD PhD Co-founder & Chief Medical Officer of ApcinteX

4 Mission Deliver consequential medicines to patients by striving to make the unprecedented possible

Centessa at a glance Pipeline 5 1. Publications by members of the Centessa team Wholly-owned Companies10 Disclosed Programs16 Active Patents300 Rare Disease Assets 14 Subject-matter Experts20+ Oncology Assets6 Published Papers11000+ Assets in the Clinic4

Pipeline

Our diverse portfolio includes 16 programs across multiple therapeutic areas

Company	Disease	Mechanism	Discovery	Lead Op / IND-enabling	Phase 1	Phase 2	Phase 3
Palladio Biosciences	Autosomal Dominant Polycystic Kidney Disease	Vasopressin V2 Receptor Inhibitor	Lixivaptan				
ApcinteX	Hemophilia A and B	Activated Protein C Inhibitor	SerpinPC				
Pega-One	Cutaneous Squamous Cell Carcinoma	Anti-EGFR mAb	Imgatuzumab				
Z Factor	Alpha-1 Antitrypsin Deficiency	A1AT Folding Corrector	ZF874				
			ZF887				
Morphogen-IX	Pulmonary Arterial Hypertension	BMP9 Engineered Variant	MGX292				
Capella BioScience	Idiopathic Pulmonary Fibrosis	Anti-LIGHT mAb	CBS001				
	Systemic Sclerosis and Lupus Erythematosus	Anti-BDCA-2 mAb	CBS004				
LockBody Therapeutics	Solid Tumors	CD47 LockBody	LB1				
		CD3 LockBody	LB2				
Orexia Therapeutics	Narcolepsy Type 1	OX2R Agonist (Oral)					
		OX2R Agonist (Intranasal)					
Janpix	Acute Myeloid Leukemia	Dual-STAT3/5 Degrader					
PearlRiver Bio	Non-Small Cell Lung Cancer	EGFR-C797S Inhibitor					
		EGFR-Ex20 Inhibitor					
		EGFR-Next Gen					

Clinical-stage companies

By the end of 2023, all Centessa companies aim to have assets in the clinic

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CENTESSA PHARMACEUTICALS

Significant momentum with 2021 accomplishments Milestones 7 JANUARY 2021 • Launch • Acquisition of 10 biotech companies • $250M Series A MAY 2021 • Upsized $380M IPO SEPTEMBER 2021 Today’s focus • Proof of Concept Ph2a topline data for ApcinteX’s SerpinPC

8 Designed to be a first- in-class coagulation rebalancing agent for the treatment of hemophilia A and B SerpinPC

Successful proof-of-concept results Summary 9 The goals of this Phase 2a clinical proof-of-concept study were to evaluate the safety and efficacy of once monthly, subcutaneous SerpinPC in a population of hemophilia A and B patients not on prophylaxis and with a history of substantial bleeding We observed compelling reductions in all bleeding measures tested in both hemophilia A and B patients, and SerpinPC was observed to be well-tolerated We are excited to follow-up these promising results with a global full development plan aimed at one or more registrations

Unique MoA, supported by human genetics Mechanism of action 10 Amino acid modifications make SerpinPC a highly specific inhibitor of activated protein C Serpin: alpha-1-antitrypsin SerpinPC Extrinsic Tenase Intrinsic Tenase Prothrombinase Prothrombin Thrombin SerpinPC APC Protein C Feedback Loop

Potential benefits of SerpinPC Differentiation 11 Novel MoA for hemophilia A and B Excellent safety profile without potential thrombosis Convenient subcutaneous administration Compelling efficacy

Overview of AP-0101

Phase 1/2a proof of concept study

AP-0101

	PHASE 1, HEALTHY VOLUNTEERS	PHASE 1, PERSONS WITH HEMOPHILIA	PHASE 2a	ONGOING OPEN-LABEL EXTENSION
Objectives	Evaluate safety, tolerability, PK in healthy volunteers (HV)	Evaluate safety, tolerability, PK in persons with hemophilia (PwH)	Evaluate safety, tolerability, PK and effects of 3 dose levels in PwH	Evaluate long-term impact of flat dose in PwH
Patient population and study overview	• 15 HV • Single ascending dose • 8 weeks	• 12 PwH • Single ascending dose • 8 weeks	• 23 PwH, including all 12 from Phase 1, PwH • Repeat dose • 24 weeks	• 22 PwH from Phase 2a • Flat dose • 48 weeks

Clinicaltrials.gov identifier: NCT04073498 (https://clinicaltrials.gov/ct2/show/NCT04073498)

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CENTESSA PHARMACEUTICALS

Positive proof of concept data from Phase 2a 13 SerpinPC was observed to be well-tolerated with no evidence of thrombotic risk At highest dose of 1.2 mg/kg SC once monthly: • All bleed ABR: Median 88% reduction • Spontaneous joint bleed ABR: Median 94% reduction • Zero target joints* at end of treatment period: 6 of 8 subjects • Zero or one bleeds during assessment period**: 5 of 8 subjects • Zero visible bleeds during the assessment period**: 8 of 8 subjects Improvements observed in multiple bleeding measures All patients who successfully completed Phase 2a have enrolled in the ongoing open-label extension study Note: all bleeding events are self reported * Target joint = joint with >3 bleeds in any 6-month period ** Pre-specified assessment period: second half of treatment (weeks 13-24)

Clinical trial design and exploratory efficacy analyses


Weeks -26 to -2
Weeks -2 to Day -1
Week 1 (day 1) to Week 24
48+ Weeks
12 subjects from Phase 1, PwH
Screening for 11 new subjects
Screening 2
Assignment to one of three dose levels
0.3 mg/kg SerpinPC (n=8)
0.6 mg/kg SerpinPC (n=7)
1.2 mg/kg SerpinPC (n=8)
60mg flat dose (n=22)
MIN. 8 WEEK OBSERVATION
DOSE 1
DOSE 2
DOSE 3
DOSE 4
DOSE 5
DOSE 6
Baseline measurement
Screening and assignment
Dosing and measurement every 4 weeks
OLE
Pre-exposure baseline period
All exploratory efficacy analyses compared last 12 weeks of treatment (pre-specified primary assessment period) to pre-exposure baseline measures. Bleeding events were self-reported.
12-week pre-specified primary assessment period
p-values are based on small numbers and are exploratory in nature.

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CENTESSA PHARMACEUTICALS

Endpoints, subjects and inclusion criteria 15 ENDPOINTS Primary endpoint: Safety and tolerability Secondary endpoint: PK Exploratory endpoint: Reduction in ABR SUBJECTS PwH in Georgia and Moldova23 Hemophilia A without inhibitors19 Hemophilia B without inhibitors4 ABR of 6 or more during the observational phase KEY INCLUSION CRITERIA Males ages 18-60 with severe hemophilia On-demand therapy only

Demographics and baseline characteristics 16 CHARACTERISTIC PHASE 2a (n=23) Age, median (min-max) 39 years (21-56 years) Male, % 100% Hemophilia A, % 83% (n=19) Hemophilia B, % 17% (n=4) Baseline ABR*, median total bleeds 35.5 Target joints**, % 100% Target joints, median 2.5 * Annualized rate of self-reported bleeds ** Target joint = joint with >3 bleeds in any 6-month period

SerpinPC was well tolerated, with no evidence of thrombotic risk 17 • No thrombosis • No instances of sustained elevations in D-dimer • 1 moderate skin reaction that led to withdrawal of a patient with a history of a skin disorder • 2 patients with ADAs, with no apparent impact on ABRs • No other SerpinPC-related AEs

Median 88% reduction in ABR for all bleeds at 1.2 mg/kg 18 CHANGE IN ABR (%) 0.3 mg/kg 0.6 mg/kg n=8 p=0.016 n=7 p=0.016 n=7 p=0.031 -88% -70% -100% -80% -60% -40% -20% 0% 20% 40% -80% 1.2 mg/kg At highest dose of 1.2 mg/kg, median all bleeds ABR reduced from 36.0 to 4.4

Median 94% reduction in ABR for spontaneous joint bleeds at 1.2 mg/kg 19 CHANGE IN ABR (%) 0.3 mg/kg 0.6 mg/kg n=8 p=0.023 n=7 p=0.016 n=7 p=0.031 1.2 mg/kg -100% -80% -60% -40% -20% 0% 20% 40% 60% 80% -94% -69% -76% At highest dose of 1.2 mg/kg, median spontaneous joint bleeds ABR reduced from 21.1 to 2.2

Observed reduction in median target joints from 2.5 to 0 at all dose levels 20 TARGET JOINTS* (NUMBER) Start of treatment period End of treatment period All dose levels n=22 * Target joint = joint with >3 bleeds in any 6-month period All dose levels n=22 p<0.0001 0 1 2 3 4 5 Max 3rd quartile Median 1st quartile Min 2.5 0.0 Target joints reduced to zero in 6 of 8 subjects at 1.2 mg/kg and in 15 of 22 subjects for all dose levels

Similar reduction in ABR for all bleeds observed in hemophilia A and hemophilia B 21 Median change in all bleeds ABR 0.3 mg/kg 0.6 mg/kg 1.2 mg/kg Hemophilia A -80% (n=5) -64% (n=5) -88% (n=8) Hemophilia B -72% (n=2) -73% (n=2) No subjects * Post hoc analysis, no p-values calculated

Novel MoA for hemophilia A and B Excellent safety profile without potential thrombosis Potential benefits of SerpinPC 22 Compelling efficacy Convenient subcutaneous administration

23 Following our positive readout in hemophilia A and B, we will pursue a global full development plan aimed at one or more registrations PATH FORWARD

24 Thank you Thank you to all patients who participated in this trial and to the clinical study team